Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 9 - SUBSEQUENT EVENTS

On December 29, 2016, we announced the commencement of the previously-announced self-tender offer to purchase up to 1,945,000 of our ordinary shares for $1.50 per share.

On February 6, 2017, we announced that we have successfully completed our self-tender offer. As contemplated in the offer to purchase, we have accepted for purchase all of the 1,435,217 shares tendered for a total consideration of approximately $2.15 million. The shares purchased represented approximately 53.3% of the 2,690,857 shares issued and outstanding as of immediately prior to the consummation of the tender offer. Consequently, to our knowledge, (1) Mr. Daniel Magen became our largest beneficial owner, owning, in the aggregate, 670,000 ordinary shares, representing approximately 53.4% of the issued and outstanding shares of Metalink, and (2) each of Uzi Rozenberg, the former Chairman of our Board of Directors, and Tzvi Shukhman, a former member of the Board of Directors, who were also principal shareholders of Metalink prior to completion of the tender offer, no longer hold any shares of Metalink (but see Item 7 – Major Shareholders for details about the stock options held by Mr. Shukhman).

On March 9, 2017, we held a special meeting of shareholders at which Messrs. Joseph Winston, Daniel Magen and Roy Kol were elected as new directors, replacing Messrs. Uzi Rozenberg, Tzvi Shukhman and Efi Shenhar. Following the meeting, our Board of Directors nominated Mr. Winston to serve as the Chairman of our Board of Directors.